Coty Announces Preliminary First Quarter Results and Reiterates FY25 Adjusted EBITDA Outlook for +9-11% YoY Growth, Supporting Stronger EBITDA Margin Expansion

October 14, 2024 04:30 PM Eastern Daylight Time

NEW YORK--(BUSINESS WIRE)--Regulatory News:

Coty (NYSE: COTY) (Paris: COTY), one of the world’s largest beauty companies with a portfolio of iconic brands across fragrance, color cosmetics, and skin and body care, today announced preliminary Q1 results while reiterating its full year profit target.

The global beauty market has maintained solid but slightly lower global growth. Within this backdrop, the prestige fragrance category continues to outperform, supported by expansion in both volumes and price/mix, while mass beauty continues to experience slower growth trends fueled entirely by unit demand. While beauty growth remains resilient in many parts of the world, the U.S. market growth has slowed in the second half of Q1. For Coty, very tight order and inventory management by retailers has resulted in Coty’s sell-in tracking well below sell-out in a number of markets, including in the U.S., as well as in Australia, China and Travel Retail Asia, each of which account for only a low single digit percentage of the Company’s business. Coty’s revenue growth across other key markets has remained robust, growing by a mid single digit to double digit percentage. In addition, due to its limited exposure in China, Coty continues to be relatively less impacted by the market there.

In total, Coty’s Q1 sales grew approximately 4-5% LFL, despite the very elevated comparison of the prior year, though moderately below its prior Q1 estimated growth of 6% LFL. Factoring in the ongoing retailer caution and incrementally slower U.S. market, Coty now anticipates Q2 LFL sales to grow moderately, with some growth acceleration expected in the second half supported by easier prior year comparisons, resumed alignment between sell-in and sell-out, several strong launch initiatives in both divisions, and select distribution expansion.

The combination of lower than anticipated order patterns in the second half of Q1, the investments behind strong ROI sell-out initiatives, the timing of certain fixed costs, and the profit impact from the divestiture of the Lacoste license, are resulting in Q1 adjusted EBITDA which is expected to be roughly flat to moderately lower YoY despite strong gross margin expansion.

However, in anticipation of a more uncertain demand backdrop, including cautious retailer behavior and a complex macroeconomic environment, Coty is re-accelerating its cost reduction efforts across all parts of the P&L to deliver savings well above the initial FY25 target of approximately $75M. Through the combination of continued sales growth, continuous gross margin expansion and increased cost savings for FY25 and beyond, while maintaining A&CP in the high 20s percentage, Coty continues to expect

FY25 adjusted EBITDA to grow +9-11% YoY, consistent with prior guidance, including resumed adjusted EBITDA growth in Q2. This adjusted EBITDA growth target, in conjunction with continued though more moderate revenue growth, reflects an even stronger adjusted EBITDA margin expansion in FY25, following the 30 bps adjusted EBITDA margin expansion in FY24. Coty continues to target leverage close to 2.5x exiting CY24, though the tight inventory management by retailers is adding some variability on cash inflow timing.

Coty will publish its full set of Q1 results and its prepared remarks webcast on November 6, 2024, with a live Q&A call for financial analysts and investors on November 7, 2024.

About Coty Inc.'s Preliminary First Quarter Results

The above information includes the Company’s preliminary estimates of results for the three months ended September 30, 2024, based on currently available information. Neither Deloitte & Touche LLP, the Company’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the preliminary estimates contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the preliminary estimates. The Company has not completed its internal closing procedures and related controls with respect to the financial information for the three months ended September 30, 2024 presented above. In connection with its quarterly closing and review, the Company may identify items that would require it to make adjustments to the preliminary estimates set forth above and such adjustments may be significant. As a result, the Company’s final results for the period may vary from the preliminary estimates presented above. The Company’s actual results will not be finalized until around November 6, 2024 and may differ materially from the above estimates. Accordingly, you should not place undue reliance upon these preliminary estimates. See “Forward-Looking Statements.”

In addition, the Company’s expected LFL Sales growth adjusted EBITDA are forward-looking non-GAAP financial measures. The Company does not provide reconciliations of such forward-looking non-GAAP measures to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation, including adjustments that could be made for the charges reflected in our reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

About Coty Inc.

Founded in Paris in 1904, Coty is one of the world’s largest beauty companies with a portfolio of iconic brands across fragrance, color cosmetics, and skin and body care. We serve consumers around the world, selling prestige and mass market products in more than 125 countries and territories. Coty and our brands empower people to express themselves freely, creating their own visions of beauty; and we are committed to protecting the planet. Learn more at coty.com or on LinkedIn and Instagram.

Forward Looking Statements

This press release includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by words or phrases, such as “anticipate”, “are going to”, “estimate”, “plan”, “project”, “expect”, “believe”, “intend”, “foresee”, “forecast”, “will”, “may”, “should”, “outlook”, “continue”, “temporary”, “target”, “aim”, “potential”, “goal” and similar words or phrases.

Forward-looking statements contained in this press release are based on certain assumptions and estimates that we consider reasonable, but are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual events or results (including our financial condition, results of operations, cash flows and prospects) to differ materially from such statements. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include the risks and uncertainties described in our filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of this release, and Coty does not undertake any obligation, other than as may be required by applicable law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

Contacts
For more information:
Investor Relations
Olga Levinzon, +1 212 389-7733
olga_levinzon@cotyinc.com

Media
Antonia Werther, +31 621 394495
antonia_werther@cotyinc.com